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Exhibit 99.1

[MILLENNIUM CHEMICALS LOGO]

                                                                    NEWS RELEASE

Contact:  Thomas Van Valkenburgh
          Manager of Investor Relations
          (410) 229-8113

                                                           FOR IMMEDIATE RELEASE


              MILLENNIUM CHEMICALS TO RESTATE FINANCIAL STATEMENTS

Hunt Valley, Maryland, July 29, 2004 -- Millennium Chemicals (NYSE-MCH) ("Millennium" or the "Company") announced today that it will restate its financial statements to correct accounting for deferred taxes relating to its investment in Equistar Chemicals, LP, Millennium's joint venture with Lyondell Chemical Company (NYSE-LYO). The restatement is not expected to affect Millennium's consolidated statements of operations for any years after 1999 but is expected to increase shareholders' equity at December 31, 2000 and 2001 and reduce shareholders' deficit at December 31, 2002 and 2003 by approximately $15 million (and correspondingly reduce Millennium's liability for deferred income taxes). The restatement will not affect the cash flow or operating income of Millennium in any year.

The restatement of approximately $15 million will correct errors made during the period 1997 through 1999 in determining Millennium's tax basis in Equistar, which is used to compute deferred income taxes. The November 2003 restatement of Millennium's financial statements overstated the Company's liability for deferred income taxes relating to Equistar.

Millennium intends to file amendments to its Annual Report on Form 10-K for 2003 and its Quarterly Report on Form 10-Q for the first quarter of 2004 as soon as practicable to reflect the restatement.

Millennium Chemicals (website: www.millenniumchem.com) is a major international chemicals company, with leading market positions in a broad range of commodity, industrial, performance and specialty chemicals.

Millennium Chemicals is:

o The second-largest producer of TiO2 in the world, the largest merchant seller of titanium tetrachloride and a major producer of zirconia, silica gel and cadmium-based pigments;

o The second-largest producer of acetic acid and vinyl acetate monomer in North America;

o  A leading producer of terpene-based fragrance and flavor chemicals; and,

o Through its 29.5% interest in Equistar Chemicals, LP, a partner in the second-largest producer of ethylene and third-largest producer of polyethylene in North America, and a leading producer of performance polymers, oxygenated chemicals, aromatics and specialty petrochemicals.




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The statements in this press release that are not historical facts are, or may be deemed to be, "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by the use of forward-looking terminology such as "prospects," "outlook," "believes," "estimates," "intends," "may," "will," "should," "anticipates," "expects" or "plans," or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. In addition, from time to time, Millennium or its representatives have made or may make forward-looking statements in filings that Millennium makes with the Securities and Exchange Commission, in press releases or in written or oral statements made by or with the approval of one of its authorized executive officers. These forward-looking statements are only present expectations reflecting current assumptions about future events. Actual events or results may differ materially. Factors that could cause such a difference include: the approval by Lyondell's and Millennium's shareholders of the proposed business combination between Lyondell and Millennium and the closing of such combination within the expected time frame or at all; the cyclicality and volatility of the chemical industries in which Millennium and Equistar operate, particularly fluctuations in the demand for ethylene, its derivatives and acetyls and the sensitivity of these industries to capacity additions; general economic conditions in the geographic regions where Millennium and Equistar generate sales, and the impact of government regulation and other external factors, in particular the events in the Middle East; the ability of Equistar to distribute cash to its partners and uncertainties arising from Millennium's minority interest in Equistar, and Millennium's contractual commitments regarding possible future capital contributions to Equistar; changes in the cost of energy and raw materials, particularly natural gas and ethylene, and Millennium's and Equistar's ability to pass on cost increases to their respective customers; Millennium's substantial indebtedness and its impact on Millennium's cash flow, business operations and ability to obtain additional financing -- failure to comply with the covenants and other restrictions in Millennium's debt instruments would lead to additional restrictions and costs, or an acceleration of Millennium's indebtedness; limitations on credit extended to Millennium and demands from creditors and suppliers for additional credit restrictions or security; the ability of raw material suppliers to fulfill their commitments; the ability of Millennium and Equistar to achieve their productivity improvement, cost reduction and working capital targets, and the occurrence of operating problems at manufacturing facilities of Millennium or Equistar; risks of doing business outside the United States, including currency fluctuations; the cost of compliance with the extensive environmental regulations affecting the chemical industry and exposure to liabilities for environmental remediation and other environmental matters relating to Millennium's and Equistar's current and former operations; pricing and other competitive pressures; and legal proceedings relating to present and former operations (including proceedings based on alleged exposure to lead-based paints and lead pigments, asbestos and other materials), ongoing and future tax audits, pension and retiree medical costs, and other claims. A further description of these risks, uncertainties and other matters can be found in Exhibit 99.1 to Millennium's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, and Lyondell's Amendment No. 1 to its registration statement on Form S-4 (as amended, the "Form S-4") containing the preliminary joint proxy statement/prospectus regarding the proposed business combination, which was filed with the Securities and Exchange Commission (the "SEC") on June 18, 2004. Millennium disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

The definitive joint proxy statement/prospectus regarding the proposed business combination will be sent to holders of Lyondell's and Millennium's common stock when it becomes available. Investors and security holders are urged to read that document and any other relevant documents filed or that will be filed with the SEC, including the definitive joint proxy statement/prospectus that will be part of the definitive registration statement, as they become available, because they contain, or will contain, important information. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when it becomes available) and other documents filed by Lyondell and Millennium with the SEC at the SEC's web site at www.sec.gov. The preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (when it becomes available) and the other documents filed by Millennium may also be obtained free from Millennium by calling Millennium's Investor Relations department at (410) 229-8113.

The respective executive officers and directors of Lyondell and Millennium and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lyondell's executive officers and directors is available in the proxy statement filed with the SEC by Lyondell on March 16, 2004 and in the Form S-4, and information regarding Millennium's directors and




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its executive officers is available in Millennium's Annual Report on Form 10-K/A for the year ended December 31, 2003, which was filed with the SEC on April 27, 2004, and in the Form S-4. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC, as they become available.